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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 23, 2003

                              HRPT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)

         MARYLAND                     1-9317                   04-6558834
State or other jurisdiction        (Commission              (I.R.S. employer
    of incorporation)              file number)          identification number)

    400 CENTRE STREET, NEWTON, MASSACHUSETTS                     02458
    (Address of principal executive offices)                   (Zip code)

        Registrant's telephone number, including area code: 617-332-3990


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                             ITEM 5 - OTHER EVENTS.

On January 23, 2003, HRPT Properties Trust (the "Company") agreed to sell $200,000,000 aggregate principal amount of its 6.40% Senior Notes Due February 15, 2015 (the "Notes") in a public offering. The notes are expected to be issued on January 30, 2003, and will be issued under a supplemental indenture to the Company's indenture dated July 9, 1997. The Notes will be senior unsecured obligations of the Company and will have substantially the same covenants as the Company's other outstanding senior unsecured notes issued under that indenture. The Company expects to use the estimated $196.4 million net proceeds from this offering to redeem its $90 million 7 7/8% senior notes due 2009, repay outstanding amounts under its revolving credit facility and for general business purposes, including acquiring properties or repaying other debt. The underwriters for the offering are UBS Warburg and Wachovia Securities (the "Underwriters"). A prospectus supplement relating to the 6.40% Senior Notes due February 15, 2015 referenced above will be filed with the Securities and Exchange Commission. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration of qualification under the securities laws of any such state.

THIS REPORT CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES REFORM ACT OF 1995, INCLUDING WITH RESPECT TO THE COMPANY'S ISSUANCE OF THE NOTES AND ITS INTENDED USES OF PROCEEDS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY'S PRESENT EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c) Exhibits.

              1.1 Underwriting Agreement dated as of January 23, 2003 between HRPT Properties Trust and UBS Warburg LLC and Wachovia Securities, Inc., pertaining to $200,000,000 in aggregate principal amount of 6.40 % Senior Notes due 2015.

              4.1 Form of Supplemental Indenture No. 12 dated as of January 30, 2003 between HRPT Properties Trust and U.S. Bank National Association, including form of 6.40 % Senior Note due February 15, 2015.

              8.1   Opinion of Sullivan & Worcester LLP re: tax matters.

             10.1 First Amendment to Credit Agreement by and among HRPT Properties Trust, each of the financial institution signatories and Wachovia Bank, National Association, as Agent.

             23.1   Consent of Sullivan & Worcester LLP (contained in Exhibit
                    8.1).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HRPT PROPERTIES TRUST

                                    By: /s/ John C. Popeo
                                        -------------------------------------
                                        John C. Popeo
                                        Treasurer and Chief Financial Officer


Date: January 27, 2003